Exhibit 99.1

Carriage Services (NYSE: CSV) Sidoti & Company, LLC Mid-West Cash Flow Value Conference November 6, 2006

Forward-Looking Statements The statements in this presentation that are not historical facts are forward-looking statements made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. These statements may be accompanied by words that convey the uncertainty of future events or outcomes. These statements are based on assumptions that we believe are reasonable; however, many important factors could cause our actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. For further information on these risks and uncertainties, see the Company's Securities and Exchange Commission filings, including our 2005 Annual Report on Form 10-K. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise.

Guiding Principles Honesty, Integrity and Quality in all that we do Hard work, pride of accomplishment and shared success through employee ownership Belief in the power of people though individual initiative and teamwork Outstanding service and profitability go hand-in-hand Growth of the Company is driven by decentralization and partnership "We are committed to being the most professional, ethical and highest quality funeral and cemetery service organization in our industry." To achieve our mission, we are committed to the following principles:

Key Investment Considerations Favorable long-term outlook for industry fundamentals Dominant Market Presence - Carriage has #1 or #2 market share positions in over 70% of its mostly suburban markets Superior Profitability - Carriage has the highest EBITDA margins Substantial Free Cash Flow Strong and Flexible Capital Structure - With low cost, long-term liabilities Five-Year Goals - Positioned for acquisition growth to achieve five year goals Attractive Valuation - Based on current cash flow yield and growth potential Substantial Appreciation Potential - Due to small share count and ability to use FCF for growth versus issuing equity or debt

Industry Overview

Death Care Industry Highly fragmented industry Approximately 22,000 funeral homes and 10,000 cemeteries in the U.S. Dominated by independent operators Death care businesses traditionally transferred to successive family generations, but this trend is diminishing Public companies are dominated by 4 players who tend to own larger, institutional and urban businesses Public companies consolidating Local heritage and tradition are critical to maintain and grow market share Growing demand for cremations Only minimal acquisitions completed in last five years Public Companies 20% Independents 80% A Fragmented Industry

Trends: Death Rates and Demographics National death rate declined year-over-year from 2001 to 2003, the first time since the mid-1970s Death rate flat since 2003 The U.S. population and "baby boom" generations are aging, leading to an expected future increase in the death rate Death Rate Trends: 1998 - 2020 P Population Age Distribution: 1990 - 2040 P Source: National Funeral Directors Association. Source: U.S. Census Bureau. 7.0 8.0 9.0 10.0 11.0 1998 1999 2000 2001 2002 2003 2005P 2010P 2015P 2020P Death Rate per 1,000 population

Industry Landscape Volume of Funeral Contracts(2) EBITDA Margin 2005(3) North American Properties Company Cremation Rate 2005(2) Revenues (1)

Company Overview

Founded in 1991; initial public offering in 1996 Aggressive growth, spending $400 million at peak of market to acquire businesses Carriage History Improve execution of "Being the Best" standards model Positioned for growth using free cash flow Disciplined growth strategy Acquisitions curtailed and Corporate Development activities ceased Fresh Start -financial restructuring Improved or disposed of under performing businesses Reduced debt by $94 million Increased and better aligned earnings and free cash flow Organizational restructuring and upgrading leadership Changed from budget and control model to "Being The Best" Standards Model Rebuilt funeral systems infrastructure New funeral service, pricing and merchandizing strategies Funeral incentives aligned with standards 1991 - 1998 1999 - 2003 2006 2005 Changed from budget and control model to "Being The Best" Standards Model Rebuilt funeral systems infrastructure New funeral service, pricing and merchandizing strategies Funeral incentives aligned with standards Implement "Being the Best" standards model Refinanced Senior Debt Reposition Company for growth using free cash flow Begin process of evaluating the acquisition market 2004

Market Presence Operations in 28 states Focus on attractive suburban markets 131 Funeral Homes 28 Cemeteries (includes 4 Combos) Market leader (#1 or #2) in over 70% of locations Most profitable funeral and cemetery operations among public companies Carriage Services is one of the largest funeral and cemetery services company in the U.S., with strong positions in East and West regions

Business Strategy - Focus on Leadership and Entrepreneurial Principles Entrepreneurial Spirit "Being the Best" Decentralized Management Disciplined Acquisition Strategy Standards not Budgets Variable Compensation Upgrade People and Systems Increase Market Share Increase Profits and Cash Flow Decentralized and entrepreneurial operating model Alignment of incentives and drivers of success Focus on upgrading people and effective use of technology Strong local leadership will grow market share and improve profitability Strategic standards model to evaluate acquisition candidates

Funeral Operations - "Being the Best" Standards Market Share Increase families served over time 30% Take away market share from competitors 5% Quality and Structure of Staff Right quality personnel 10% Upgrade staff continuously 10% Manage salary and benefits costs 12% Financial and Operating Grow average revenue per contract 10% Maintain strong gross margins 10% Maintain strong EBITDA margins 10% Control bad debts and accounts receivable aging 3% Established standards are used to determine variable compensation and are tailored to reflect size of business and cremation mix Weighting

Financial Overview

Key Financial Themes Stable core business with potential for improving margins Impact of new operating model Focus on growing market share Positive operating leverage Predictable free cash flow Low cost long-term liabilities No substantive debt maturities until 2015 Ability to reinvest in business opportunities Ongoing financial strategy Continued improvement of credit profile Implement growth strategy using free cash flow Issue debt and / or equity to enhance capital structure and to support more aggressive growth

Progress and Superior Profitability* 2003* 2004* 2005 2006E Revenue 143.5 147.1 151.9 154 Gross Profit 34.5 34.7 36.5 33.3 Income from Ops (EBIT) 23.6 23.5 24.9 23.2 FCF 5.2 11.4 9.8 9.8 Revenue, Gross Profit and EBIT from Continuing Operations and FCF Carriage has historically generated some of the highest margins in the industry * Data for 2003 - 2004 includes the pro forma effect of the 2005 accounting change to expense preneed selling costs.

2003* 2004* 2005 Revenue 110.4 111 114.3 EBITDA 34.9 35.2 35.8 EBITDA Margin 0.316 0.318 0.313 Funeral Home Operations Funeral EBITDA and margins growing Average revenue increased 2% Operating costs controlled Flat organization Future upside from operating model implemented 2004 Increasing market share Higher productivity and lower people costs Profitable Funeral Homes: From Continuing Operations ($ in Millions) * Data for 2003 - 2004 includes the pro forma effect of the 2005 accounting change to expense deferred obtaining costs.

Cemetery Operations Stable cemetery EBITDA Declining EBITDA margins focus of recent realignment of operations Focus on core businesses and leadership Implement standards based operating model Interment rights approximate 40% of revenues Maximize current heritage Commission structure and incentives aligned to achieve proper mix objectives Expanding market to capture growing ethnic and religious diversity Profitable Cemeteries: From Continuing Operations ($ in Millions) 2003* 2004* 2005 Revenue 33.1 36.1 37.6 EBITDA 9.2 9.7 9.3 EBITDA Margin 0.277 0.268 0.247 * Data for 2003 - 2004 includes the pro forma effect of the 2005 accounting change to expense deferred obtaining costs.

Strong and Flexible Capital Structure Capital Structure as of June 30, 2006 (In Millions) x 2006E Interest Balance EBITDA Rate Comments Cash & Equivalents 31.2 $ Approx. $25.9 mm invested in ST interest bearing investments yielding approx. 4% Senior Debt: Secured Credit Facility Due 2010 - $ L + 3% Commitment of $35 mm, approx. $21 mm available. Secured by personal property & funeral home real property in certain states. Senior Notes Due 2015 130.0 3.9x 7.875% Rated B2/B- with a stable outlook. Acquisition Debt 5.5 0.2x Deferred purchase price payable to former owners discounted at rates from 6% - 8.5% with maturities from 3 - 15 years. Capital Leases 4.8 0.1x Total Senior Debt 140.3 4.2x Convertible Jr. Sub. Debt Due 2029 93.8 2.8x 7.00% Term Income Deferrable Equity Securities (TIDES). Convertible into common stock at $20.44 per share. Total Debt 234.1 7.0x Stockholders' Equity 96.2 Total Capitalization 330.3 $

Term Income Deferrable Equity Securities (TIDES) Carriage Issued $93.75 million of 7% convertible preferred securities in 1999 Matures in 2029 Subordinated to all indebtedness Distributions may be deferred for up to 5 years at Carriage's option By bringing distributions current, deferral period can be reset unlimited number of times Practical implications of the TIDES include: Issued in lieu of common stock (low share count) Inexpensive capital (7% tax-deductible coupon) No call provision, even upon change in control Possible future exchange for common equity, if accretive

Five Year Goals

Five Year Goals 2005-2009 2005-2006 Continue to improve existing portfolio free cash flow Build cash to $40 million by December 2006 assuming no acquisitions Using cash, acquire new operating assets selectively and cautiously 2007-2009 Accelerate acquisition pace if quantity and quality of acquisitions warrant. Five-Year Goals $195 million of revenue $49 million of EBITDA without additional leverage $0.60 EPS without additional equity $20 million free cash flow after cash taxes Improve credit profile by decreasing leverage ratios

Disciplined Growth Strategy No meaningful acquisitions for the last five years Inventory of potential sellers with succession issues is building Sellers are extremely wary of operating style and reputation of buyer Carriage Services - excellent reputation re: operating style Smaller size and new operating model gives Carriage a competitive advantage Selective acquisition of high quality independent businesses Demonstrated ability to grow market share Meet or exceed "Being the Best" standards Funded from free cash flow

Disciplined Growth Strategy Evaluate strategic ranking of business Size of market Size of business Competitive standing Demographic profile Institutional or dependent on former owner Offering price dependent on strategic ranking Price expectations 6x to 7x EBITDA for "A" businesses 5x to 6x EBITDA for "B" businesses 4x to 5x EBITDA for "Tuck-ins" Expect cash transactions and limited use of stock or earnouts

Attractive Valuation

Attractive Valuation

Carriage Services (NYSE: CSV) November 6, 2006

Disclosure of Non-GAAP Performance Measures We report our financial results in accordance with generally accepted accounting principles ("GAAP"). However, management believes that certain non-GAAP performance measures and ratios, which management uses in managing our business, may provide users of this financial information additional meaningful comparisons between results in historical periods. We refer to the term "EBITDA" and "free cash flow" in various places of our financial discussion. EBITDA is defined by us as net income from continuing operations before interest expense and other financing costs, income tax expense, and depreciation and amortization expense. Free cash flow is defined by us as cash provided by continuing operations less capital expenditures. EBITDA and free cash flow are not measures of operating performance under generally accepted accounting principles, or GAAP, and should not be considered in isolation nor construed as an alternative to operating profit, net income (loss) or cash flows from operating, investing or financing activities, each as determined in accordance with GAAP. You should also not consider EBITDA or free cash flow as measures of liquidity. Moreover, since EBITDA and free cash flow are not measures determined in accordance with GAAP and thus are susceptible to varying interpretations and calculations, EBITDA and free cash flow are as presented, may not be comparable to similarly titled measures presented by other companies.

Disclosure of Non-GAAP Performance Measures Reconciliation of Gross Profit from funeral home operations to Pro Forma EBITDA from continuing funeral home operations: 2003 2004 2005 Gross profit from funeral home operations $ 28,497 $ 29,081 $ 29,931 Depreciation & amortization $ 6,762 $ 7,115 $ 5,898 Effect of change in accounting method for preneed selling costs $ (353) $ (959) $ -- Pro Forma EBITDA from funeral home operations $ 34,906 $ 35,237 $ 35,829 Revenue from funeral home operations $ 110,417 $ 110,959 $ 114,344 Pro Forma EBITDA margin from continuing 2003 2004 2005 Gross profit from cemetery operations $ 8,128 $ 8,577 $ 6,524 Depreciation & amortization $ 2,787 $ 3,129 $ 2,758 Effect of change in accounting method for preneed selling costs $ (1,759) $ (2,019) $ -- Pro Forma EBITDA from cemetery operations $ 9,156 $ 9,687 $ 9,282 Revenue from cemetery operations $ 33,059 $ 36,115 $ 37,553 Pro Forma EBITDA margin from continuing cemetery operations Reconciliation of Gross Profit from cemetery operations to EBITDA from continuing cemetery operations: funeral home operations 31.61% 31.76% 31.33% 27.70% 26.82% 24.72%

Disclosure of Non-GAAP Performance Measures We define free cash flow as cash provided by continuing operating activities less capital expenditures for property, plant and equipment. Additionally, to remove the impact from the deferrals and payment of interest on the convertible junior subordinated debenture, free cash flow has been adjusted. 2003 2004 2005 2006E Cash provided by continuing operations $ 14,680 $ 24,196 $ 1,739 $ 16,300 Capital expenditures $ (6,130) $ (5,759) $ (8,212) $ (6,500) Free cash flow $ 8,550 $ 18,437 $ (6,473) $ 9,800 Additional Interest on Senior Notes $ $ - -- $ 5,955 $ -- Deferred interest on convertible junior subordinated debenture $ (3,329) $ (7,015) $ 10,345 $ -- Adjusted free cash flow $ 5,221 $ 11,422 $ 9,827 $ 9,800 Reconciliations of cash provided by operations to free cash flow are provided in the following table (in 000s): -- Net income $ 12.9 Tax expense 7.6 Interest expense, net 17.7 Depreciation and Amortization 10.8 EBITDA $ 49.0 Interest paid (17.5) Cash taxes (4.5) Capital expenditures (7.0) Free cash flow $ 20.0 Five Year Goals Reconciliation of cash provided by continuing operations to adjusted free cash flow from continuing operations (in 000s):